UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 30, 2013

Success Exploration & Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-167001	98-0232244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Congress Park Drive, Suite 301, Delray Beach, FL	33445
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	561-270-3433

21 Souriquois Street, Chatham, Ontario, Canada N7M 2T1
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

From time to time, Mr. Alexander Long, the former Chief Executive Officer of Success Exploration & Resources, Inc., advanced our company funds for general working capital.  These advances were non-interest bearing and due on demand.  At July 30, 2013 we owed him $56,000.  On July 30, 2013, in connection with the change of control of our company described later in this report, Mr. Long sold his debt to HSC Holdings LLC.

On July 30, 2013 we entered into a Debt Exchange Agreement with HSC Holdings LLC pursuant to which we exchanged the note it had acquired from Mr. Long for a promissory note in the principal amount of $56,000 due December 31, 2013.  This note, which bears interest at the rate of 6% per annum due on maturity, is unsecured.

The Debt Exchange Agreement and form of promissory note are filed as Exhibits 10.1 and 10.2, respectively, to this report and the descriptions of the terms and conditions thereof are qualified in their entirety by reference to these documents.

Item 5.01

Changes in Control of Registrant.

On July 30, 2013 Messrs. Alexander Long and Jonathan Long, then executive officers and directors of our company, and Stuart William Craig, a former member of our Board of Directors, entered into a Stock Purchase Agreement with HSC Holdings LLC and three other unaffiliated purchasers, including Matthew H. Sage.  Under the terms of this agreement, HSC Holdings LLC acquired 2,220,880 shares of our common stock, representing 49% of our outstanding common stock, from Messrs. Alexander Long and Jonathan Long for aggregate cash consideration of $211,843.88.  HSC Holdings LLC used its working capital to fund the purchase of these shares.

As a provision of this transaction, Messrs. Alexander Long and Jonathan Long resigned as officers and directors of our company and Mr. Sage was appointed an officer and director, both as described later in this report.

As we were a “shell company” as that term is defined in the Securities Exchange Act of 1934 (the “Exchange Act”) immediately prior to this change of control, we are required to provide the following information in this report:

FORM 10 DISCLOSURE

Item 1.

Business.

Following the change of control, our company remains a “shell company” as that term is defined in the Exchange Act.  We are accelerating our efforts to acquire a business or assets on which to base our future business activities.  We are actively seeking to acquire assets or shares of an entity actively engaged in business which generates revenues, in exchange for our securities.  This discussion of the proposed business is purposefully general and is not meant to be restrictive of our virtually unlimited discretion to search for and enter into potential business opportunities. Management anticipates that it may be able to participate in only one potential business venture because we have nominal assets and limited financial resources. This lack of diversification should be considered a substantial risk to our stockholders because it will not permit us to offset potential losses from one venture against gains from another.

We may seek a business opportunity with entities which have recently commenced operations, or which wish to utilize the public marketplace in order to raise additional capital in order to expand into new products or markets, to develop a new product or service, or for other corporate purposes.  We may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.  We anticipate that the selection of a business opportunity in which to participate will be complex and extremely risky.  Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, management believes that there are numerous firms seeking the perceived benefits of a publicly registered corporation.  These perceived benefits may include facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, providing liquidity (subject to restrictions of applicable statutes), for all stockholders and other factors.  Potentially, available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

The analysis of new business opportunities will be undertaken by, or under the supervision of, Mr. Sage, our President.  Mr. Sage will be the key person in the search, review and negotiation with potential acquisition or merger candidates.  We intend to concentrate on identifying preliminary prospective business opportunities which may be brought to our attention through present associations of Mr. Sage.  In analyzing prospective business opportunities, we will consider such matters as:

•

the available technical, financial and managerial resources;

•

working capital and other financial requirements;

•

history of operations, if any;

•

prospects for the future;

•

nature of present and expected competition;

•

the quality and experience of management services which may be available and the depth of that management;

•

the potential for further research, development, or exploration;

•

specific risk factors not now foreseeable but which then may be anticipated to impact our proposed activities;

•

the potential for growth or expansion;

•

the potential for profit;

•

the perceived public recognition of acceptance of products, services, or trades; name identification; and

•

other relevant factors.

In implementing a structure for a particular business acquisition, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity.  We may also acquire stock or assets of an existing business.  It is possible that we will acquire a business or assets from an affiliate of our company.  We anticipate that any securities issued in any such transaction would be issued in reliance upon exemption from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of a transaction, we may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter.  If such registration occurs, of which there can be no assurance, it will be undertaken by the surviving entity after we have successfully consummated a merger or acquisition and we are no longer considered a "shell" company.  Until such time as this occurs, we will not attempt to register any additional securities.  The issuance of substantial additional securities and their potential sale into any trading market which may develop in our securities may have a depressive effect on the value of our securities in the future, if such a market develops, of which there is no assurance.

Employees

As of July 30, 2013, we had one employee, Mr. Sage, our Chief Executive Officer.  Mr. Sage is involved in other business activities and it is expected he will devote approximately 90% of his time and attention to our business.

Our history

We were incorporated in Nevada on November 29, 2005.  In April 2010 our then Chief Executive Officer transferred to us all rights he held in the Red Rupert Mining Claim. This claim, initially acquired by our then Chief Executive Officer in February 2010, was comprised of non-patented hard rock load mining claims located on federal land administered by the British Columbia Government of Canada. We never begin exploration efforts on this claim and in April 2012 we did not renew the claim.

Item 2.

Financial Information.

This information appears in our Annual Report on Form 10-K for the year ended May 31, 2013 as filed with the Securities and Exchange Commission on July 15, 2013.

Item 3.

Properties.

Secured Income Reserve, Inc., a related party, is presently providing office space to us for no consideration. In the future, we expect to enter into a sublease or similar agreement with this affiliate upon financial term and other conditions to be determined.

Item 4.

Security Ownership of Certain Beneficial Owners and Management.

At July 30, 2013 we had 4,521,000 shares of our common stock issued and outstanding which is our only class of voting securities. The following table sets forth information regarding the beneficial ownership of our common stock as of July 30, 2013 by:

•

each person known by us to be the beneficial owner of more than 5% of our common stock;

•

each of our directors;

•

each of our named executive officers; and

•

our named executive officers, directors and director nominees as a group.

Unless otherwise indicated, the business address of each person listed is in care of 220 Congress Park Drive, Suite 301, Delray Beach, FL  33445.  The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

	Amount and Nature of Beneficial Ownership [1]
Name	# of Shares	% of Class
Matthew H. Sage	200,000	4.4%
All named executive officers and directors as a group (one person)	200,000	4.4%
HSC Holdings LLC (1)	2,220,080	49.1%

(1)

HSC Holdings LLC is a Florida limited liability company and its address is 3213 S. Olive Avenue, West Palm Beach, FL  33405.  Ms. Ilona Mandelbaum has voting and dispositive control over shares of our common stock owned of record by HSC Holdings LLC.

Item 5.

Directors and Executive Officers.

The following table provides information on our executive officers and directors following the change of control:

Name	Age	Position with the Company
Matthew H. Sage	57	President, secretary and sole director

Matthew H. Sage.  Mr. Sage as been an executive officer and director of our company since July 30, 2013.  He has been president of Sarben Holdings Inc. since founding the company in September 2009.  Mr. Sage has worked on product launches as well as mergers and acquisitions over the past four years. His professional experience includes marketing and management within a number of business sectors. Earlier in his career Mr. Sage held FINRA Series 7, variable annuity, and life and health insurance licenses while employed as a securities broker with Prudential Bache and Shearson/ American Express from 1985 to 1990.  He also served as the director of communications for the World Council of Peoples for the United Nations in New York from 1994 to 2000 before retiring in 2001. In 2006 Mr. Sage became the managing partner of Paint 1 USA, serving in such position until the company was sold in 2009.  Mr. Sage hold a B.S. in Marketing and Business Management from New York Institute of Technology.

Item 6.

Executive Compensation.

This information appears in our Annual Report on Form 10-K for the year ended May 31, 2013 as filed with the Securities and Exchange Commission on July 15, 2013.

Item 7.

Certain Relationships and Related Transactions, and Director Independence.

This information appears in our Annual Report on Form 10-K for the year ended May 31, 2013 as filed with the Securities and Exchange Commission on July 15, 2013.

Item 8.

Legal Proceedings.

This information appears in our Annual Report on Form 10-K for the year ended May 31, 2013 as filed with the Securities and Exchange Commission on July 15, 2013.

Item 9.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

This information appears in our Annual Report on Form 10-K for the year ended May 31, 2013 as filed with the Securities and Exchange Commission on July 15, 2013.

Item 10.

Recent Sales of Unregistered Securities.

This information appears in our Annual Report on Form 10-K for the year ended May 31, 2013 as filed with the Securities and Exchange Commission on July 15, 2013.

Item 11.

Description of Registrant’s Securities to be Registered.

General

The authorized capital stock of our company consists of 70,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.001 per share.  At July 30, 2013 there were 4,521,000 shares of our common stock and no shares of our preferred stock issued and outstanding.

Common stock

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders.  Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. In the event of a liquidation, dissolution or winding up of our company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable.  Holders of common stock have no preemptive rights to purchase our common stock.  There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

Preferred stock

The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the stockholders.  Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights.  Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of our company without further action by the stockholders and may adversely affect the voting and other rights of the holders of common stock.

The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal.  For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders.  In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock.  Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock.  The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law. At present, we have no plans to issue any preferred stock nor adopt any series, preferences or other classification of preferred stock.

Item 12.

Indemnification of Directors and Officers.

Our Bylaws provide for the indemnification of our present and prior directors and officers or any person who may have served at our request as a director or officer of another corporation in which we own shares of capital stock or of which we are a creditor, against expenses actually and necessarily incurred by them in connection with the defense of any actions, suits or proceedings in which they, or any of them, are made parties, or a party, by reason of being or having been director(s) or officer(s) of us or of such other corporation, in the absence of negligence or misconduct in the performance of their duties. This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of the Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

Item 13.

Financial Statements and Supplementary Data.

This information appears in our Annual Report on Form 10-K for the year ended May 31, 2013 as filed with the Securities and Exchange Commission on July 15, 2013.

Item 14.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15.

Financial Statements and Exhibits.

This information appears in our Annual Report on Form 10-K for the year ended May 31, 2013 as filed with the Securities and Exchange Commission on July 15, 2013.

Item 5.02

Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2013 Mr. Matthew H. Sage was appointed a director of our company.  Biographical information for Mr. Sage appears earlier in this report.  Thereafter, on July 30, 2013 Messrs. Alexander Long and Jonathan Long resigned as officers and directors of our company and Mr. Sage was appointed President and Secretary.  Mr. Sage was not a party to any transaction with our company prior to his appointment as a director.  We expect to finalize the compensation arrangements with Mr. Sage during the third quarter of 2013.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Debt Exchange Agreement dated July 30, 2013 by and between Success Exploration & Resources, Inc. and HSC Holdings LLC

10.2	Promissory note in the principal amount of $56,000 dated July 30, 2013 due HSC Holdings LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Success Exploration & Resources, Inc.

Date: August 5, 2013	By: /s/ Matthew H. Sage
Matthew H. Sage, President

Index to Exhibits

Exhibit No.	Description

10.1	Debt Exchange Agreement dated July 30, 2013 by and between Success Exploration & Resources, Inc. and HSC Holdings LLC

10.2	Promissory note in the principal amount of $56,000 dated July 30, 2013 due HSC Holdings LLC

1

Exhibit 10.1

NOTE EXCHANGE AGREEMENT

THIS NOTE EXCHANGE AGREEMENT (the “Agreement”) is made this 30th day of July, 2013 by and between HSC Holdings LLC. (the “Noteholder”) and Success Exploration & Resources, Inc., a Nevada corporation (the “Corporation”).

W I T N E S S E T H:

WHEREAS, Noteholder owns and holds debt of the Corporation in the amount of $56,000 having purchased that certain Demand Promissory Note due Alexander Long in the principal amount of $56,000 dated July 25, 2013 (the “Note”) pursuant to the terms and conditions of that certain Note Purchase Agreement dated July 30, 2013.

WHEREAS, the Corporation desires to exchange a new promissory note, the form of which is attached hereto as Exhibit A and incorporated herein by such reference (the “Replacement Note”), for the Note on the terms and conditions set forth in this Agreement.

WHEREAS, the Noteholder desires to exchange the Note for the Replacement Note on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Noteholder and the Corporation hereby agree as follows:

1.

Recitals.  The above recitals are true and correct and herein are incorporated by reference.

2.

Exchange. The Corporation shall exchange the Replacement Note for the Note on the terms and conditions of this Agreement.

3.

Representations and Warranties of the Noteholder.

3.1

Authority and Enforcement.  The Noteholder is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted.  The Noteholder is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.  The Noteholder has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby.  This Agreement constitutes the valid and binding obligation of the Noteholder, enforceable against the Noteholder in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

3.2

Ownership of Note.  The Noteholder is the sole owner of the Note, and the Noteholder is not a party to any agreement, written or oral, creating rights in respect to the Note in any third person.  The Noteholder owns the Note free and clear of all security interests, liens, encumbrances, equities and other charges.

2

3.3

Information on Noteholder.  The Noteholder is an “accredited investor,” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), is experienced in investments and business matters, has made investments of a speculative nature and has such knowledge and experience in financial, tax and other business matters as to enable evaluate the merits and risks of and to make an informed investment decision with respect to this Agreement.  The Noteholder has been advised that the Corporation is presently a “shell company” as that term is defined in the Securities Act.

4.

Representations and Warranties of the Corporation.

4.1

Corporation Organization and Good Standing.  The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on business in the places and in the manner as presently conducted or proposed to be conducted.  The Corporation is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except where the failure to so qualify would not have a material adverse effect on the consummation of the transactions contemplated hereby.

4.2

Authorization; Enforceability; No Breach.  The Corporation has all necessary corporate power and authority to execute this Agreement and perform its obligations hereunder.  This Agreement constitutes the valid and binding obligation of the Corporation enforceable against it in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors’ rights.  The execution, delivery and performance of this Agreement by the Corporation and the consummation of the transactions contemplated hereby will not:

(a)

violate any provision of the Articles of Incorporation or By-Laws of the Corporation;

(b)

violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute ( or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Corporation is a party or by or to which it or any of its assets or properties may be bound or subject;

(c)

violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Corporation or upon the properties or business of the Corporation; or

(d)

violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a material adverse effect on the business or operations of the Corporation.

5.

Conditions to Closing.

5.1

Conditions Precedent to Noteholder’ s Obligation to Close.  The obligation of the Noteholder to consummate the transactions contemplated by this Agreement is subject to satisfaction of the following conditions on or prior to the Closing Date (as hereinafter defined):

3

(a)

The representations and warranties of the Corporation set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date.

(b)

No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent or adversely affect Noteholder’s consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

(c)

No material adverse change shall have taken place with respect to the Corporation; and

(d)

All actions to be taken by the Corporation in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Noteholder.

5.2

Conditions Precedent to the Corporation’s Obligation to Close.  The obligation of the Corporation to consummate the transactions contemplated hereby is subject to satisfaction of the following conditions on or prior to the Closing Date:

(a)

The representations and warranties of the Noteholder set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date.

(b)

No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent or adversely affect the Noteholder’s consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); and

(c)

All actions to be taken by the Noteholder in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Corporation.

6.

Closing; Closing Date.  A closing of the transaction contemplated hereby (the “Closing”) will take place at such time and place as mutually agreed upon by the Noteholder and the Corporation.  The date on which the Closing is held is referred to in this Agreement as the “Closing Date.”

7.

Documents to be Delivered at the Closing.

7.1

Corporation’s Obligations.  At the Closing, the Corporation shall deliver to the Noteholder the original Replacement Note together with such other certificates, documents and instruments as the Noteholder may have reasonably requested in connection with the transactions contemplated hereby.

4

7.2

Noteholder’ s Obligations.  At the Closing, the Noteholder shall deliver to the Corporation the original Note.

8.

Obligations Post-Closing.  If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the transactions contemplated hereby in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to the Replacement Note to the Noteholder, the parties agree to execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to the Replacement Note to the Noteholder and otherwise to carry out the purpose of this Agreement.

9.

Miscellaneous.

9.1

Entire Agreement; No Waiver.  This Agreement and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto.  No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.  Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

9.2.

Construction and Enforcement.  This Agreement shall be construed in accordance with the laws of the State of Florida, without and application of the principles of conflicts of laws.  If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, and such legal action results in a final judgment in favor of such party (the "Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorney's fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.  Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in Palm Beach County in the State of Florida.  The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding.  The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Palm Beach County Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Palm Beach County, Florida, has been brought in an inconvenient forum.

9.3

Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally (including by confirmed legible telecopier transmission) or mailed by certified mail, return receipt requested, or by overnight mail properly receipted to the parties at the following addresses (or to such address as a party may have specified by notice given to the other party pursuant to this provision):

If to the Corporation:

HSC Holdings LLC

3213 South Olive Avenue

West Palm Beach, FL 33405

5

If to the Noteholder:

Success Exploration and Resources, Inc.

220 Congress Park Drive, Suite 301

Delray Beach, FL 33448

9.4

Severability.  In the event that any provision hereof would, under applicable law, be invalid or enforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.

9.5

Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement.  No assignment of this Agreement or of any rights or obligation hereunder may be made by either party (by operation of law or otherwise) without the prior written consent of the other and any attempted assignment without the required consent shall be void.

9.6

Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first set forth herein.

SUCCESS EXPLORATION & RESOURCES, INC.

By: /s/ Matthew H. Sage

Matthew H. Sage, President

HSC HOLDINGS LLC

By: /s/ Ilona Mandelbaum

      Ilona Mandelbaum, Managing Partner

6

Exhibit A

DEMAND PROMISSORY NOTE

$56,000

July 25, 2013

FOR VALUE RECEIVED, SUCCESS EXPLORATION & RESOURCES, INC., a Nevada corporation (the “Maker”), promises to pay to the order of Alexander Long, an individual (the “Payee”), the principal sum of Fifty-six Thousand Dollars ($56,000) on demand in lawful money of the United States, in hand or at the principal office or address of the Payee as may from time to time be designated by the Payee.  This Note shall not bear interest expect in the event of default as hereinafter set forth.

In the event of any default in any payment on this Note, then at the option of the Payee, this Note shall bear interest computed from the date of such default at one percent (1%) per month, but in any event not in excess of the legally prescribed rate for instruments of this kind.  The term “event of default” as used herein, shall mean the failure of Maker to make any payment of principal due under the Note upon demand by the Payee, which failure shall continue for ten (10) days after notice of default, such notice to be delivered to Maker by registered, certified or overnight mail duly recorded at the principal office of the Maker.

Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof.  No waiver of any term or condition of this Note shall be construed to be a waiver of any succeeding breach of the same term or condition.  No failure or delay of Payee to exercise any power hereunder, or it insists upon strict compliance by Maker of any obligations hereunder, and no custom or other practice at variance with the terms hereof shall constitute a waiver of the right of Payee to demand exact compliance with such terms.

Maker hereby waives presentment for payment, protest and notice of protest and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this   In the event any provision contained in this Note shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

This Note shall be binding upon Maker, its legal representatives, successors and assigns, and inure to the benefit of Payee, its legal representatives, successors and assigns. This Note is assignable by the Payee.  This Note shall be read, construed and governed in all respects in accordance with the laws of the State of Nevada.  This Note may be amended only by an instrument in writing and executed by the party against which enforcement of the amendment is sought.

Maker:

Success Exploration & Resources, Inc.

By: /s/ Jonathan Long

Jonathan Long, Secretary

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Exhibit 10.2

PROMISSORY NOTE

July 30, 2013

$56,000.00

FOR VALUE RECEIVED, the undersigned, SUCCESS EXPLORATION & RESOURCES, INC., a Nevada corporation (“Maker”), having its principal business address at 220 Congress Park Drive, Suite 301, Delray Beach, FL  33445, hereby promises to pay to the order of HSC Holdings LLC (“Payee”), at the date of maturity set forth below, the principal amount of Fifty-six thousand dollars ($56,000.00), together with interest on the unpaid principal amount at the rate of six percent (6%) per annum, and on, as provided in Section 5, any overdue payment of principal at the rate of one and one-half percent (1½%) per month (18% per annum).

1.

Payments of Interest and Principal.

(a)

Interest.  Maker shall pay interest to Payee on the unpaid outstanding principal balance owed to Payee hereunder at the rate of six percent (6%) per annum to be paid on the Maturity Date (as hereinafter defined) of this Note.

(b)

Maturity.  Maker shall have no duty or obligation to pay any portion of the outstanding principal amount owed hereunder, except as hereinafter provided, until the date of maturity which will be December 31, 2013 (“Maturity Date”).  On the Maturity Date, all accrued interest and outstanding principal shall be due and payable, and shall be paid to Payee.

(c)

Payments.  All payments made hereunder shall be applied as made first to the payment of interest then due, and the balance of said payment shall be applied to the payment of the principal sum.

2.

Placement of Payment.  So long as Payee shall hold this Note, all payments of principal and interest shall be made at the address of Payee as specified herein upon presentment of this Note.

3.

Prepayment.  From and after the date hereof, Maker shall have the option to prepay all, but not in part, of the principal balance, together with accrued interest on the principal amount, of this Note, without penalty.

4.

Default.  The occurrence of any of the following shall constitute an event of default (“Event of Default”) provided that such default can be waived by the Payee:

(a)

Failure to Pay.  Maker fails to pay, when due, any principal amount of this Note at its due date, or any interest if such failure continues unremedied for a period of five (5) days after written or facsimile notice from Payee to Maker of such failure;

(b)

Failure to Perform.  Maker fails to perform or observe any material covenant, term or condition of this Note, and such failure continues unremedied for a period of ten (10) days after written or facsimile notice from Payee to Maker of such failure;

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(c)

Petition By or Against Maker.  There is filed by or against Maker any petition or complaint with respect to its own financial condition under any state or federal bankruptcy law or any amendment thereto (including, without limitation, a petition or reorganization, arrangement or extension of debts) or under any other similar or insolvency laws providing for the relief of debtors; or

(d)

Appointment of Receiver.  A receiver, trustee, conservator or liquidator is appointed for Maker, or for all or a substantial part of its assets, or Maker shall be adjudicated bankrupt or in need of any relief provided to debtors by any court; or

5.

Remedies.

(a)

Acceleration.  Upon the occurrence of an Event of Default and for so long as such default is continuing:

(i)

The total amount of (A) this Note and all other sums owing to Payee which are (x) then due and unpaid or (y) thereafter to become due and payable; and (B) interest on the foregoing sums at the rate of one and one-half percent (1½%) per month, but not greater than the highest rate permitted by law, from said occurrence until paid in full (the “Default Amount”) shall, at the option of Payee, become immediately due and payable without notice or demand; and

(ii)

Payee may exercise any of the other remedies provided under applicable laws.

(b)

Cumulative Remedies; Waivers.  No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Payee at law or in equity.  No express or implied waiver by Payee of any default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent default or Event of Default.  The failure or delay of Payee in exercising any rights granted it hereunder under any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies, and any single or partial exercise of any particular right by Payee shall not exhaust the same or constitute a waiver of any other right provided herein.

6.

Costs and Expenses.  Maker shall be liable for all costs, charges and expenses incurred by Payee by reason of the occurrence of any Event of Default or the exercise of Payee’s remedies with respect thereto.

7.

Miscellaneous.

(a)

Waivers.  No waiver of any term or condition of this Note shall be construed to be a waiver of any succeeding breach of the same term or condition.  No failure or delay of Payee to exercise any power hereunder, or it insists upon strict compliance by Maker of any obligations hereunder, and no custom or other practice at variance with the terms hereof shall constitute a waiver of the right of Payee to demand exact compliance with such terms.

(b)

Invalid Terms.  In the event any provision contained in this Note shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

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(c)

Successors.  This Note shall be binding upon Maker, its legal representatives, successors and assigns, and inure to the benefit of Payee, its legal representatives, successors and assigns.

(d)

Controlling Law.  This Note shall be read, construed and governed in all respects in accordance with the laws of the State of Florida.  If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Note, and such legal action results in a final judgment in favor of such party (the "Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorney's fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.  Any suit, action or proceeding with respect to this Note shall be brought in the state or federal courts located in Palm Beach County in the State of Florida.  The Maker, and the Payee, by accepting this Note, hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding, and such parties hereby irrevocably waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or any judgment entered by any court in respect thereof brought in Palm Beach County Florida, and hereby further irrevocably waives any claim that any suit, action or proceeding brought in Palm Beach County, Florida, has been brought in an inconvenient forum.

(e)

Notices.  All notices, request, demands and other communications required or permitted to be given hereunder shall be sufficiently given if address to:

Maker:

220 Congress Park Drive

Suite 301

Delray Beach, FL  33445

Payee:

3213 South Olive Avenue

West Palm Beach, FL  33405

posted in the U.S. Mail by certified or registered mail, return receipt requested or by overnight mail, including appropriate receipts.  Any party may change said address by giving the other party hereto notice of such change of address.  Notice given as hereinabove prescribed shall be deemed given on the date of its deposit in the U.S. Mail or with the overnight delivery service.

(f)

Headings.  All section and subsection headings herein, wherever they appear, are for convenience only and shall not affect the construction of any terms herein.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer and its seal affixed hereto, as of the day and year first above written.

SUCCESS EXPLORATION & RESOURCES, INC.

By:

/s/ Matthew H. Sage

Matthew H. Sage, President

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